                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 30, 2003
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                          1-467            84-0513668
(State or other jurisdiction of       (Commission File      (IRS Employer
incorporation or organization)             Number)          Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                  07306
(Address of principal executive offices)                    (Zip Code)


(Registrant's telephone number, including area code)        (201) 420-2796

                          Wilshire Oil Company of Texas
         (Former name or former address, if changed since last report.)

ITEM 5.         Other Matters

         The Company issued the press release attached as Exhibit 99.1 describing the results of the annual meeting of shareholders, including the change of its corporate name to Wilshire Enterprises, Inc.

ITEM 7.         Financial Statements and Exhibits

                a. Not applicable.

                b. Not applicable

                c. Exhibits

                The following exhibit is filed with this report:

                        Exhibit Number       Description
                        --------------       -----------

                        99.1                 Press release dated June 30, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 30, 2003                        WILSHIRE ENTERPRISES, INC.
                                             (Registrant)



                                             By:  /s/ Philip Kupperman
                                                  ------------------------
                                                  Philip Kupperman
                                                  President






                                      -3-